Exhibit 5.2

To: Credit Suisse Group AG Paradeplatz 8 P.O. Box 1 8070 Zurich Switzerland	Homburger AG Prime Tower Hardstrasse 201 | CH–8005 Zurich P.O. Box 314 | CH–8037 Zurich T +41 43 222 10 00 F +41 43 222 15 00 lawyers@homburger.ch

March 11, 2013 BOR | HLI
317545 | Legal Opinions | March 11, 2013 | 000011.docx

Credit Suisse AG, acting through its Nassau Branch | U.S. Medium-Term Note Program under the Credit Suisse Group AG and Credit Suisse AG U.S. Shelf (Issue Date: January 31, 2013 to March 11, 2013)

Ladies and Gentlemen

We, Homburger AG, have acted as special Swiss counsel to Credit Suisse AG (Credit Suisse), a Swiss bank, in connection with senior medium-term notes specified in Annex 1 (the Notes) issued by Credit Suisse, acting through its Nassau Branch (the Issuing Branch), under an indenture dated as of March 29, 2007 (the Base Indenture), between Credit Suisse and The Bank of New York Mellon, as trustee (in such capacity, the Trustee), as supplemented by a second supplemental indenture dated as of March 25, 2009 (the Supplemental Indenture and, together with the Base Indenture, the Indenture). As such counsel, we have been requested to give our opinion as to certain matters of Swiss law relating to the Notes.

I.	Basis of Opinion

This opinion is confined to and given on the basis of the laws of Switzerland in force at the date hereof. Such laws and the interpretation thereof are subject to change. In the absence of explicit statutory law, we base our opinion solely on our independent professional judgment. This opinion is also confined to the matters stated herein and the Documents, and is not to be read as extending, by implication or otherwise, to any agreement or document referred to in any of the Documents

(including, in the case of the Prospectus (as defined below), any document incorporated by reference therein or exhibited thereto) or any other matter.

For purposes of this opinion, we have not conducted any due diligence or similar investigation as to factual circumstances, which are or may be referred to in the Documents, and we express no opinion as to the accuracy of representations and warranties of facts set out in the Documents or the factual background assumed therein.

For purposes of this opinion, we have only examined the following documents (collectively, the Documents):

(i)
an electronic copy of the executed distribution agreement dated May 7, 2007, between Credit Suisse Securities (USA) LLC, as distributor, and Credit Suisse (the Distribution Agreement), as supplemented by (A) the Distributor Accession Letter and Confirmation dated June 18, 2008, pursuant to which JPMorgan Chase Bank, National Association, acting through JPMorgan Private Bank and JPMorgan Private Client Services, became a distributor, (B) the Distributor Accession Letters and Confirmations dated March 23, 2012, pursuant to which Barclays Capital Inc., Citigroup Global Markets Inc. and Incapital LLC became distributors, (C) the Distributor Accession Letter and Confirmation dated May 8, 2012, pursuant to which Merrill, Lynch, Pierce, Fenner & Smith Incorporated became a distributor, and (D) the Distributor Accession Letter and Confirmation dated May 18, 2012, pursuant to which Morgan Stanley & Co. LLC became a distributor;

(ii)	an electronic copy of the executed Base Indenture;

(iii)	an electronic copy of the executed Supplemental Indenture (together with the Distribution Agreement, the Base Indenture and the Supplemental Indenture, the Transaction Agreements);

(iv)	an electronic copy of the Officer's Certificate dated March 8, 2013 (the Officer's Certificate), issued by Credit Suisse pursuant to Sections 2.02, 10.03 and 10.04 of the Indenture;

(v)	an executed copy of the global notes representing the Notes (the Global Notes);

(vi)	an electronic copy of the prospectus dated as of March 23, 2012 (the Base Prospectus);

(vii)	an electronic copy of the prospectus supplement to the Base Prospectus dated as of March 23, 2012 (the Prospectus Supplement);

(viii)
an electronic copy of (A) the product supplement no. AK-I dated March 23, 2012, related to Accelerated Return Equity Securities (ARES)® and Buffered Accelerated Return Equity Securities (BARES)SM and Buffered Securities® and Enhanced Participation Securities Linked to the Performance of One or More Indices, Exchange-Traded Funds, Equity Securities, Exchange Rates, Commodities, Commodity Futures Contracts or a Basket, (B) the product supplement no. T-I dated March 23, 2012, related to Cert Plus Securities and Digital Securities and Digital Plus

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Securities Linked to the Performance of One or More Indices, Exchange-Traded Funds, Equity Securities, Exchange Rates, Commodities, Commodity Futures Contracts or a Basket, (C) the product supplement no. U-I dated March 23, 2012, related to Callable Yield Notes Linked to the Performance of One or More Indices, Exchange-Traded Funds, Equity Securities, Exchange Rates, Commodities, Commodity Futures Contracts or a Basket, (D) the product supplement no. EQUITY INDICES ARN-1 dated October 23, 2012, related to Accelerated Return Notes® “ARNs®” Linked to One or More Equity Indices, (E) the product supplement no. JPM-III dated March 23, 2012, related to Return Enhanced Notes (REN) Linked to the Performance of One or More Indices or Exchange Traded Funds or Equity Securities or Exchange Rates or a Basket and Buffered Return Enhanced Notes (BREN) Linked to the Performance of One or More Indices or Exchange Traded Funds or Equity Securities or Exchange Rates or a Basket and Dual Directional Buffered Return Enhanced Notes (DD-BREN) Linked to the Performance of One or More Indices or Exchange Traded Funds or Equity Securities or Exchange Rates or a Basket and Notes Linked to a Weighted Basket of Two or More Return Enhanced Components, (F) the product supplement no. JPM-I dated March 23, 2012, related to the Knock-Out Notes Linked to the Performance of One or More Indices or Exchange Traded Funds or Equity Securities or a Basket, (G) the product supplement no. F-I dated March 23, 2012, related to the Reverse Convertible Securities Linked to the Performance of One or More Indices, Exchange-Traded Funds, Equity Securities, Exchange Rates, Commodities, Commodity Futures Contracts or a Basket, (H) the product supplement no. EQUITY INDICES STR-1 dated September 27, 2012, related to the Strategic Accelerated Redemption Securities® Linked to One or More Equity Indices, and (I) the product supplement no. PLUS-I dated February 7, 2013, related to Performance Leveraged Upside SecuritiesSM Linked to One or More Indices and/or Exchange-Traded Funds, which are supplementary to the Prospectus Supplement and the Base Prospectus, (collectively, the Product Supplements);

(ix)
electronic copies of the underlying supplements for Indices and Exchange-Traded Funds dated November 19, 2012 and March 23, 2012, (collectively, the Underlying Supplements), which are supplementary to the Prospectus Supplement and the Base Prospectus;

(x)
an electronic copy of the pricing supplements nos. K238 dated January 28, 2013, K243 dated January 29, 2013, T180 dated January 28, 2013, T183 dated January 28, 2013, T185 dated January 28, 2013, U764 dated January 28, 2013, U765 dated January 28, 2013, T189 dated January 29, 2013, U774 dated January 29, 2013, ETN-6 dated January 28, 2013, ARN-4 dated January 24, 2013, U773 dated January 30, 2013, K248 dated January 31, 2013, K250 dated January 31, 2013, K251 dated January 31, 2013, T181 dated January 31, 2013, U762 dated January 31, 2013, U763 dated January 31, 2013, U770 dated January 31, 2013, U779 dated January 31, 2013, J323 dated February 1, 2013, U771 dated February 5, 2013, K249 dated February 4, 2013, K256 dated February 5, 2013, K257 dated February 5, 2013, J324 dated February 8, 2013, J325 dated February 8, 2013, U772 dated February 8, 2013, U782 dated February 8, 2013, T197 dated February 12, 2013, J326 dated February 15, 2013, U784 dated February 15, 2013, T196 dated February 14, 2013, T190 dated February 15, 2013, T191 dated February 15, 2013, U787 dated February 20, 2013, F25 dated February 19, 2013, U788 dated February 21, 2013, U790 dated February 21, 2013, K255 dated February 22, 2013, K260 dated February 20, 2013, K261 dated February 20, 2013, K262 dated February 20, 2013, U786 dated February 22, 2013, ARN-5 dated February 21, 2013, K252 dated February 25, 2013, K258 dated February 26, 2013, STR-4 dated February 21, 2013, T192 dated February 25, 2013, U775 dated February 25, 2013, U776 dated February 25, 2013, U781 dated February 25, 2013,

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U785 dated February 26, 2013, PLUS-1 dated February 27, 2013, K259 dated February 28, 2013, T193 dated February 28, 2013, T194 dated February 28, 2013, T195 dated February 28, 2013, U777 dated February 28, 2012, U778 dated February 28, 2013, U780 dated February 28, 2013, U789 dated March 5, 2013, U802 dated March 5, 2013, U783 dated March 6, 2013 and A55 dated March 4, 2013 relating to the Notes (together with the Base Prospectus, the Prospectus Supplement, the Product Supplements and the Underlying Supplements, the Prospectus);

(xi)	a certified excerpt from the Register of Commerce of the Canton of Zurich for Credit Suisse, dated January 22, 2013, (the Excerpt);

(xii)
a copy of the articles of association (Statuten) of Credit Suisse in their version as of (A) April 19, 2006 (the 2006 Articles), (B) August 26, 2008 (the 2008 Articles), and (C) May 2, 2011 (the 2011 Articles);

(xiii)
an electronic copy of (A) the Organizational Guidelines and Regulations of Credit Suisse, valid as of January 1, 2006 (the 2006 Regulations), and (B) the Organizational Guidelines and Regulations of Credit Suisse Group AG and Credit Suisse, valid as of (w) March 24, 2009 (the 2009 Regulations), (x) December 8, 2010 (the 2010 Regulations), (y) February 8, 2012 (the February 2012 Regulations), and (z) October 24, 2012 (the October 2012 Regulations);

(xiv)
an electronic copy of the GP-00200 Global Policy Funding Authority within Credit Suisse Group and Credit Suisse effective as of (A) January 1, 2007 (the 2007 Funding Authority), (B) December 17, 2008 (the 2008 Funding Authority), and (C) May 18, 2012 (the 2012 Funding Authority);

(xv)
an electronic copy of (A) the memorandum of the Chief Financial Officer of Credit Suisse and Credit Suisse Group AG (CFO) to the members of the Board of Directors of Credit Suisse and Credit Suisse Group AG, dated February 14, 2007 (the February 2007 CFO Approval), (B) the certificate of R. Fassbind, as CFO, dated May 2, 2007 (the May 2007 CFO Approval), (C) the certificate of R. Fassbind, as CFO, dated March 12, 2009 (the 2009 CFO Approval), and (D) the certificate of D. Mathers, as CFO, dated March 14, 2012 (the 2012 CFO Approval and, together with the February 2007 CFO Approval, the May 2007 CFO Approval and the 2009 CFO Approval, the CFO Approvals);

(xvi)
an electronic copy of the email sent by David Mathers, as Chief Financial Officer of Credit Suisse Group AG and Credit Suisse, to Gina Orlins and Rolf Enderli on March 7, 2013, confirming how the issuance amount of the Notes and other securities referred to in clause (i) of Section II is to be measured (the CFO Confirmation);

(xvii)	an electronic copy of (A) the power of attorney dated March 26, 2007, issued by R. Fassbind, as CFO, and R. Enderli, as Treasurer of Credit Suisse (the March 2007 Power of Attorney), (B)

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the power of attorney dated May 2, 2007, issued by R. Fassbind, as CFO, and R. Enderli, as Treasurer of Credit Suisse (the May 2007 Power of Attorney), (C) the power of attorney dated March 20, 2008, issued by R. Fassbind, as CFO, and R. Enderli, as Treasurer of Credit Suisse (the 2008 Power of Attorney), and (D) the power of attorney dated July 29, 2011, issued by D. Mathers, as CFO, and R. Enderli, as Treasurer of Credit Suisse (the 2011 Power of Attorney), as supplemented by the addendum thereto dated July 29, 2011, applicable to securities issued by Credit Suisse, acting through the Issuing Branch (the Nassau Branch Addendum);

(xviii)
an electronic copy of the Structured Notes – Business Division Authorizations (Version 4.0), finalized January 2013, which was issued pursuant to Section 4.4 of the 2012 Funding Authority (the Business Authorization List);

(xix)	an electronic copy of the Secretary's Certificate dated March 11, 2013 (including the exhibits thereto, the Secretary's Certificate), executed by Pierre Schreiber and Joan Belzer; and

(xx)	an email confirmation from Richard O'Keeffe dated March 11, 2013 (the Confirmation).

No documents have been reviewed by us in connection with this opinion other than the Documents. Accordingly, we shall limit our opinion to the Documents and their legal implications under Swiss law.

In this opinion, Swiss legal concepts are expressed in English terms and not in their original language. These concepts may not be identical to the concepts described by the same English terms as they exist under the laws of other jurisdictions. With respect to Documents governed by laws other than the laws of Switzerland, for purposes of this opinion, we have relied on the plain meaning of the words and expressions contained therein without regard to any import they may have under the relevant governing law.

II.	Assumptions

In rendering the opinion below, we have assumed the following:

(a)	all documents produced to us as originals are authentic and complete, and all documents produced to us as copies (including, without limitation, fax and electronic copies) conform to the original;

(b)
all documents produced to us as originals and the originals of all documents produced to us as copies were duly executed and certified, as applicable, by the individuals purported to have executed or certified, as the case may be, such documents;

(c)
except as expressly opined upon herein, all information contained in the Documents is, and all material statements made to us in connection with the Documents are, true and accurate, including, without limitation, the statements set forth in

(i)	the Confirmation as to the following facts:

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(A)
the Notes are (i) structured notes issued pursuant to business-driven transactions within the meaning of the 2012 Funding Authority, (ii) are offered pursuant to the Base Prospectus and the Prospectus Supplement and (iii) constitute "Notes" as such term is used in the Secretary's Certificate;

(B)	the copies of the Global Notes attached to the Confirmation (or as otherwise provided to Homburger AG by Credit Suisse) are true and correct copies of the original documents;

(C)
the terms of the Notes have been approved by the persons whose signatures appear on the Global Notes, and such persons were employees of the Company or one of its affiliates at the time of such approval; and

(D)
the issuance of the Notes has been approved by two persons listed in, and pursuant, to the Nassau Branch Addendum, and such persons who approved the issuance of the Notes were employees of the Company or one of its affiliates at the time of such approval; and

(ii)	the Secretary's Certificate, including as to the following facts:

(A)
the 2011 Articles continue in full force and effect and no amendment or other document relating to or affecting the 2011 Articles has been filed with the Register of Commerce of the Canton of Zurich and no action has been taken by Credit Suisse or its shareholders, directors or officers in contemplation of the filing of such an amendment or other document, or in contemplation of the liquidation or dissolution of Credit Suisse;

(B)	the 2008 Articles were in full force and effect and had not been amended as of the date of the Supplemental Indenture;

(C)	the 2006 Articles were in full force and effect and had not been amended as of the dates of the Base Indenture and the Distribution Agreement;

(D)
the October 2012 Regulations remain in full force and effect and neither the approval and adoption of the October 2012 Regulations, nor the October 2012 Regulations themselves, have been amended or rescinded;

(E)	the February 2012 Regulations were in full force and effect and had not been amended as of the dates of the Base Prospectus, Prospectus Supplement and the 2012 CFO Approval;

(F)	the 2010 Regulations were in full force and effect and had not been amended as of the dates of the 2011 Power of Attorney, and the Nassau Branch Addendum;

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(G)	the 2009 Regulations were in full force and effect and had not been amended as of the dates of the Supplemental Indenture;

(H)
the 2006 Regulations were in full force and effect had not been amended as of the dates of the Base Indenture, the Distribution Agreement, February 2007 CFO Approval, the March 2007 Power of Attorney, the May 2007 Power of Attorney, the May 2007 CFO Approval, the 2008 Power of Attorney, and the 2009 CFO Approval;

(I)	the 2012 Funding Authority, the CFO Approvals, the CFO Confirmation, the 2011 Power of Attorney and the Business Authorizations List remain in full force and effect and have not been amended;

(J)
the 2008 Funding Authority was in full force and effect and had not been amended as of the dates of the Supplemental Indenture, the 2009 CFO Approval, the 2012 CFO Approval, the 2011 Power of Attorney, the Base Prospectus and the Prospectus Supplement;

(K)
the 2007 Funding Authority was in full force and effect and had not been amended as of the dates of the Base Indenture, the Distribution Agreement, the February 2007 CFO Approval, the March 2007 Power of Attorney, the May 2007 Power of Attorney, the May 2007 CFO Approval and the 2008 Power of Attorney;

(L)	the 2008 Power of Attorney was in full force and effect and had not been amended as of the date of the Supplemental Indenture;

(M)	the May 2007 Power of Attorney was in full force and effect and had not been amended as of the date of the Distribution Agreement;

(N)	the March 2007 Power of Attorney was in full force and effect and had not been amended as of the date of the Base Indenture;

(O)	the Distribution Agreement remains in full force and effect and has not been amended;

(P)	the Excerpt is correct and complete;

(Q)
the Indenture has not been terminated, rescinded or amended in any way (other than, by the First Supplemental Indenture dated as of May 6, 2008, and any other supplements thereto relating to note issuances thereunder that do not constitute Notes) and is in full force and effect; and

(R)
immediately after giving effect to the issuance of the Notes, the aggregate issuance amount, as measured by the aggregate offering price, of (i) medium-term notes (including the Notes) issued on or after March 23, 2012, pursuant to the

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Prospectus Supplement, including any supplement thereto, will not exceed USD 20 billion and (ii) securities (including the Notes) issued on or after March 23, 2012, pursuant to the U.S. automatic registration statement on Form F-3ASR of which the Base Prospectus forms a part, will not exceed USD 40 billion, in each case in accordance with the 2012 CFO Approval.

III.	Opinion

Based on the foregoing and subject to the qualifications set out below, we are of the opinion that as of the date hereof:

1.	Credit Suisse is a corporation (Aktiengesellschaft) duly incorporated and validly existing under the laws of Switzerland.

2.	Credit Suisse has the necessary corporate power and authority to, acting through the Issuing Branch, issue the Notes.

3.	The Notes have been duly authorized by all necessary corporate action by Credit Suisse.

IV.	Qualifications

The above opinions are subject to the following qualifications:

(a)
The lawyers of our firm are members of the Zurich bar and do not hold themselves out to be experts in any laws other than the laws of Switzerland. Accordingly, we are opining herein as to Swiss law only and we express no opinion with respect to the applicability or the effect of the laws of any other jurisdiction to or on the matters covered herein.

(b)
We express no opinion on the legality, validity or enforceability of any of the provisions of any Transaction Agreement or the Notes or the performance of the obligations assumed by Credit Suisse thereunder.

(c)	Further, we express no opinion as to tax matters, regulatory matters or as to any commercial, accounting, calculating, auditing or other non-legal matter.

*   *   *

We have issued this opinion as of the date hereof and we assume no obligation to advise you of any changes in fact or in law that are made or brought to our attention after the date hereof. This opinion is addressed to you for your benefit, and is not to be relied upon by any other person without our express consent, except that it may be relied upon by initial purchasers of the Notes and by Davis Polk & Wardwell LLP for purposes of issuing its opinion to you as of the date hereof with respect to certain matters of the laws of the State of New York and United States federal law pertaining to the Notes.

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We hereby consent to the filing of this opinion with the U.S. Securities and Exchange Commission as an exhibit to a report on Form 6-K to be filed by Credit Suisse on or around the date hereof. In giving such consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the U.S. Securities Act of 1933, as amended. Save as aforementioned, this opinion may not be transmitted by you to any other person, quoted or referred to in any public document or filed with anyone, in each case, without our express consent.

This opinion shall be governed by and construed in accordance with the laws of Switzerland. We confirm our understanding that all disputes arising out of or in connection with this opinion shall be subject to the exclusive jurisdiction of the courts of the Canton of Zurich, Switzerland, venue being Zurich 1.

Sincerely yours,
Homburger AG

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Annex 1 to the Legal Opinion dated March 11, 2013

a)	Notes with issue date January 31, 2013

1.
$217,000 Buffered Accelerated Return Equity Securities due January 30, 2015 Linked to the Performance of the Russell 2000® Index (CUSIP no. 22546TQ95), issued by Credit Suisse AG, acting through its Nassau Branch

2.
$318,000 Buffered Accelerated Return Equity Securities due January 29, 2016 Linked to the Performance of the Russell 2000® Index (CUSIP no. 22546TS51), issued by Credit Suisse AG, acting through its Nassau Branch

3.	$1,031,000 Digital-Plus Barrier Notes due January 31, 2017 Linked to the Performance of the S&P 500® Index (CUSIP no. 22546TQ61), issued by Credit Suisse AG, acting through its Nassau Branch

4.
$686,000 Digital-Plus Barrier Notes due January 31, 2017 Linked to the Performance of the S&P 500® Index and the Russell 2000® Index (CUSIP no. 22546TR37), issued by Credit Suisse AG, acting through its Nassau Branch

5.
$2,456,000 Autocallable Securities due January 29, 2016 Linked to the Performance of the S&P 500® Index and the Russell 2000® Index (CUSIP no. 22546TT50), issued by Credit Suisse AG, acting through its Nassau Branch

6.
$1,127,000 High/Low Coupon Callable Yield Notes due July 31, 2014 Linked to the Performance of the S&P 500® Index and the Russell 2000® Index (CUSIP no. 22546TR94), issued by Credit Suisse AG, acting through its Nassau Branch

7.
$3,523,000 High/Low Coupon Callable Yield Notes due July 31, 2014 Linked to the Performance of the Russell 2000® Index and the United States Oil Fund, LP (CUSIP no. 22546TS28), issued by Credit Suisse AG, acting through its Nassau Branch

b)	Notes with issue date February 1, 2013

8.
$3,600,000 Autocallable Securities due February 1, 2016 Linked to the Performance of the EURO STOXX 50® Index and the Hang Seng® China Enterprises Index (CUSIP no. 22546TV65), issued by Credit Suisse AG, acting through its Nassau Branch

9.
$2,500,000 Contingent Coupon Callable Yield Notes due August 3, 2015 Linked to the Performance of the EURO STOXX 50® Index, the Nikkei 225 Index and the iShares® MSCI Emerging Market Index Fund (CUSIP no. 22546TV81), issued by Credit Suisse AG, acting through its Nassau Branch

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10.
$25,000,000 Credit Suisse Gold Shares Covered Call Exchange Traded Notes (ETNs) due February 2, 2033 Linked to the Credit Suisse NASDAQ Gold FLOWS™ 103 Index (CUSIP no. 22542D480), issued by Credit Suisse AG, acting through its Nassau Branch

c)	Notes with issue date February 4, 2013

11.	$84,558,780 Accelerated Return Notes® Linked to the S&P 500® Index (CUSIP no. 22539T845), issued by Credit Suisse AG, acting through its Nassau Branch

12.
$1,594,000 High/Low Coupon Callable Yield Notes due May 5, 2014 Linked to the Performance of the Russell 2000® Index, the United States Oil Fund, LP and the Market Vectors Gold Miners ETF (CUSIP no. 22546TV57), issued by Credit Suisse AG, acting through its Nassau Branch

d)	Notes with issue date February 5, 2013

13.
$690,000 Buffered Accelerated Return Equity Securities due February 5, 2015 Linked to the Performance of the S&P 500® Index (CUSIP no. 22546TU90), issued by Credit Suisse AG, acting through its Nassau Branch

14.
$794,000 Buffered Accelerated Return Equity Securities due February 5, 2015 Linked to the Performance of the iShares® MSCI EAFE® Index Fund (CUSIP no. 22546TV32), issued by Credit Suisse AG, acting through its Nassau Branch

15.
$525,000 Buffered Accelerated Return Equity Securities due February 5, 2015 Linked to the Performance of the iShares® MSCI Emerging Markets Index Fund (CUSIP no. 22546TV40), issued by Credit Suisse AG, acting through its Nassau Branch

16.	$412,000 Digital-Plus Barrier Notes due February 6, 2017 Linked to the Performance of the S&P 500® Index (CUSIP no. 22546TQ79), issued by Credit Suisse AG, acting through its Nassau Branch

17.
$1,808,000 High/Low Coupon Callable Yield Notes due August 5, 2014 Linked to the Performance of the S&P 500® Index and the Russell 2000® Index (CUSIP no. 22546TR78), issued by Credit Suisse AG, acting through its Nassau Branch

18.
$1,787,000 High/Low Coupon Callable Yield Notes due August 5, 2014 Linked to the Performance of the Russell 2000® Index and the United States Oil Fund, LP (CUSIP no. 22546TR86), issued by Credit Suisse AG, acting through its Nassau Branch

19.
$2,211,000 1 Year 8.0% per annum Callable Yield Notes due February 5, 2014 Linked to the Performance of the Russell 2000® Index, the United States Oil Fund, LP and the Market Vectors Gold Miners ETF (CUSIP no. 22546TU58), issued by Credit Suisse AG, acting through its Nassau Branch

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20.
$2,000,000 24 month 6.50% per annum Callable Yield Notes due February 5, 2015 Linked to the Performance of the Common Stock of General Electric Company (CUSIP no. 22546TX71), issued by Credit Suisse AG, acting through its Nassau Branch

e)	Notes with issue date February 8, 2013

21.
$171,404,000 Return Enhanced Notes due February 20, 2014 Linked to the Hang Seng® China Enterprises Index and the Deliverable Chinese Renminbi Relative to the U.S. Dollar (CUSIP no. 22546TX97), issued by Credit Suisse AG, acting through its Nassau Branch

22.
$1,150,000 High/Low Coupon Callable Yield Notes due August 8, 2014 Linked to the Performance of the Russell 2000® Index, the United States Oil Fund, LP and the Market Vectors Gold Miners ETF (CUSIP no. 22546TU82), issued by Credit Suisse AG, acting through its Nassau Branch

f)	Notes with issue date February 11, 2013

23.
$11,172,000 Buffered Digital Equity Securities due April 10, 2014 Linked to the Performance of the SPDR® S&P® Metals & Mining ETF (CUSIP no. 22546TT27), issued by Credit Suisse AG, acting through its Nassau Branch

g)	Notes with issue date February 12, 2013

24.
$1,245,000 Buffered Enhanced Participation Equity Securities due August 8, 2014 Linked to the Performance of the MSCI EAFE® Index (CUSIP no. 22546TX63), issued by Credit Suisse AG, acting through its Nassau Branch

25.
$3,181,000 Buffered Enhanced Participation Equity Securities due June 15, 2015 Linked to the Performance of the S&P 500® Index (CUSIP no. 22546TX55), issued by Credit Suisse AG, acting through its Nassau Branch

h)	Notes with issue date February 13, 2013

26.	$6,290,000 Return Enhanced Notes due February 26, 2014 Linked to the MSCI All Country (AC) Asia Ex-Japan Index (CUSIP no. 22546TY39), issued by Credit Suisse AG, acting through its Nassau Branch

27.
$3,575,000 Capped Knock-Out Notes due February 26, 2014 Linked to the Hang Seng® China Enterprises Index and the Deliverable Chinese Renminbi Relative to the U.S. Dollar (CUSIP no. 22546TY54), issued by Credit Suisse AG, acting through its Nassau Branch

28.	$3,014,000 High/Low Coupon Callable Yield Notes due August 13, 2014 Linked to the Performance of the Russell 2000® Index, the United States Oil Fund, LP and the Market Vectors

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Gold Miners ETF (CUSIP no. 22546TV24), issued by Credit Suisse AG, acting through its Nassau Branch

29.
$500,000 High/Low Coupon Callable Yield Notes due August 13, 2014 Linked to the Performance of the Russell 2000® Index and the United States Oil Fund, LP (CUSIP no.  22546TY88), issued by Credit Suisse AG, acting through its Nassau Branch

i)	Notes with issue date February 19, 2013

30.	$21,727,000 Accelerated Return Notes due August 17, 2016 Linked to the Performance of the S&P 500® Index (CUSIP no. 22546TZ53), issued by Credit Suisse AG, acting through its Nassau Branch

j)	Notes with issue date February 21, 2013

31.
$2,915,000 Capped Knock-Out Notes due March 5, 2014 Linked to the Hang Seng® China Enterprises Index and the Deliverable Chinese Renminbi Relative to the U.S. Dollar (CUSIP no. 22546TZ87), issued by Credit Suisse AG, acting through its Nassau Branch

32.
$1,507,000 12 Month 6.0% per annum Autocallable Yield Notes due February 21, 2014 Linked to the Performance of the Russell 2000® Index and the iShares® MSCI Brazil Index Fund (CUSIP no. 22546TZ20), issued by Credit Suisse AG, acting through its Nassau Branch

k)	Notes with issue date February 22, 2013

33.
$3,170,000 Autocallable Securities due February 22, 2016 Linked to the Performance of the S&P 500® Index and the Russell 2000® Index (CUSIP no. 22546TZ38), issued by Credit Suisse AG, acting through its Nassau Branch

l)	Notes with issue date February 25, 2013

34.	$3,339,000 Digital-Plus Barrier Notes due February 27, 2017 Linked to the Performance of the S&P 500® Index (CUSIP no. 22546TW23), issued by Credit Suisse AG, acting through its Nassau Branch

35.
$1,188,000 Digital Barrier Notes due February 25, 2015 Linked to the Performance of the S&P 500® Index and the Russell 2000® Index (CUSIP no. 22546TV99), issued by Credit Suisse AG, acting through its Nassau Branch

36.
$626,000 High/Low Coupon Callable Yield Notes due May 27, 2014 Linked to the Performance of the Russell 2000® Index, the United States Oil Fund, LP and the Market Vectors Gold Miners ETF (CUSIP no. 22546T2F7), issued by Credit Suisse AG, acting through its Nassau Branch

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m)	Notes with issue date February 26, 2013

37.	$350,000 Contingent Coupon Autocallable Notes due February 26, 2015 Linked to Four Reference Shares (CUSIP no. 22546T2E0), issued by Credit Suisse AG, acting through its Nassau Branch

38.
$2,080,000 Absolute Return Barrier Securities due February 26, 2015 Linked to the Performance of the Common Stock of Apple Inc. (CUSIP no. 22546T2G5), issued by Credit Suisse AG, acting through its Nassau Branch

39.
$2,000,000 Contingent Coupon Callable Yield Notes due February 26, 2015 Linked to the Performance of the Common Stock of Deutsche Bank AG (CUSIP no. 22546T2J9), issued by Credit Suisse AG, acting through its Nassau Branch

n)	Notes with issue date February 27, 2013

40.	$6,478,000 Buffered Return Equity Securities due February 27, 2017 Linked to the Performance of the S&P 500® Index (CUSIP no. 22546TX48), issued by Credit Suisse AG, acting through its Nassau Branch

41.
$531,000 Buffered Enhanced Participation Equity Securities due January 15, 2015 Linked to the Performance of the iShares® MSCI Emerging Markets Index Fund (CUSIP no. 22546TZ95), issued by Credit Suisse AG, acting through its Nassau Branch

42.
$2,871,000 Buffered Enhanced Participation Equity Securities due October 27, 2014 Linked to the Performance of the S&P 500® Index (CUSIP no. 22546T2C4), issued by Credit Suisse AG, acting through its Nassau Branch

43.
$2,553,000 Buffered Enhanced Participation Equity Securities due August 19, 2014 Linked to the Performance of the MSCI EAFE® Index (CUSIP no. 22546T2D2), issued by Credit Suisse AG, acting through its Nassau Branch

44.
$2,611,000 High/Low Coupon Callable Yield Notes due May 27, 2014 Linked to the Performance of the Russell 2000® Index, the United States Oil Fund, LP and the Market Vectors Gold Miners ETF (CUSIP no. 22546T2B6), issued by Credit Suisse AG, acting through its Nassau Branch

o)	Notes with issue date February 28, 2013

45.	$17,885,860 Accelerated Return Notes® Linked to the Energy Select Sector Index (CUSIP no. 22539T837), issued by Credit Suisse AG, acting through its Nassau Branch

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46.
$537,000 Buffered Accelerated Return Equity Securities due February 29, 2016 Linked to the Performance of the Russell 2000® Index (CUSIP no. 22546TV73), issued by Credit Suisse AG, acting through its Nassau Branch

47.
$1,498,000 Buffered Accelerated Return Equity Securities due February 29, 2016 Linked to the Performance of the Russell 2000® Index (CUSIP no. 22546TY21), issued by Credit Suisse AG, acting through its Nassau Branch

48.	$36,390,070 Strategic Accelerated Redemption Securities® Linked to the S&P 500® Index (CUSIP no. 22539T829), issued by Credit Suisse AG, acting through its Nassau Branch

49.	$746,000 Digital-Plus Barrier Notes due February 28, 2017 Linked to the Performance of the S&P 500® Index (CUSIP no. 22546TW49), issued by Credit Suisse AG, acting through its Nassau Branch

50.
$1,502,000 High/Low Coupon Callable Yield Notes due August 28, 2014 Linked to the Performance of the Russell 2000® Index and the United States Oil Fund, LP (CUSIP no. 22546TW31), issued by Credit Suisse AG, acting through its Nassau Branch

51.
$2,450,000 High/Low Coupon Callable Yield Notes due August 28, 2014 Linked to the Performance of the Russell 2000® Index, the United States Oil Fund, LP and the Market Vectors Gold Miners ETF (CUSIP no. 22546TW98), issued by Credit Suisse AG, acting through its Nassau Branch

52.
$275,000 18 Month 6.0% per annum Callable Yield Notes due August 28, 2014 Linked to the Performance of the Russell 2000® Index and the iShares® FTSE/Xinhua China 25 Index Fund (CUSIP no. 22546TY62), issued by Credit Suisse AG, acting through its Nassau Branch

p)	Notes with issue date March 1, 2013

53.
$2,819,000 High/Low Coupon Callable Yield Notes due September 2, 2014 Linked to the Performance of the Russell 2000® Index, the United States Oil Fund, LP and the Market Vectors Gold Miners ETF (CUSIP no. 22546TZ46), issued by Credit Suisse AG, acting through its Nassau Branch

q)	Notes with issue date March 4, 2013

54.	$3,487,900 PLUS Based on the Value of the S&P 500® Index due March 28, 2014 (CUSIP no. 22539T811), issued by Credit Suisse AG, acting through its Nassau Branch

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r)	Notes with issue date March 5, 2013

55.
$692,000 Buffered Accelerated Return Equity Securities due March 6, 2017 Linked to the Performance of the S&P 500® Index and the Russell 2000® Index (CUSIP no. 22546TZ79), issued by Credit Suisse AG, acting through its Nassau Branch

56.	$413,000 Digital-Plus Barrier Notes due March 6, 2017 Linked to the Performance of the S&P 500® Index (CUSIP no. 22546TW72), issued by Credit Suisse AG, acting through its Nassau Branch

57.
$233,000 Accelerated Return Securities due March 6, 2017 Linked to the Performance of an Equally Weighted Basket Consisting of the iShares® MSCI EAFE® Index Fund and the iShares® MSCI Emerging Markets Index Fund (CUSIP no. 22546TW80), issued by Credit Suisse AG, acting through its Nassau Branch

58.
$966,000 Digital Barrier Notes due March 6, 2017 Linked to the Performance of the S&P 500® Index and the Russell 2000® Index (CUSIP no. 22546TY70), issued by Credit Suisse AG, acting through its Nassau Branch

59.
$1,195,000 High/Low Coupon Callable Yield Notes due September 5, 2014 Linked to the Performance of the Russell 2000® Index and the United States Oil Fund, LP (CUSIP no. 22546TW56), issued by Credit Suisse AG, acting through its Nassau Branch

60.
$3,597,000 High/Low Coupon Callable Yield Notes due September 5, 2014 Linked to the Performance of the Russell 2000® Index, the United States Oil Fund, LP and the Market Vectors Gold Miners ETF  (CUSIP no. 22546TW64), issued by Credit Suisse AG, acting through its Nassau Branch

61.
$124,000 18 Month 6.0% per annum Callable Yield Notes due September 5, 2014 Linked to the Performance of the S&P 500® Index and the Russell 2000® Index (CUSIP no. 22546TY47), issued by Credit Suisse AG, acting through its Nassau Branch

s)	Notes with issue date March 8, 2013

62.
$1,851,000 High/Low Coupon Callable Yield Notes due June 9, 2014 Linked to the Performance of the Russell 2000® Index, the United States Oil Fund, LP and the Market Vectors Gold Miners ETF (CUSIP no. 22546T2H3), issued by Credit Suisse AG, acting through its Nassau Branch

63.
$657,000 High/Low Coupon Callable Yield Notes due September 8, 2014 Linked to the Performance of the S&P 500® Index and the Russell 2000® Index (CUSIP no. 22546T3J8), issued by Credit Suisse AG, acting through its Nassau Branch

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t)	Notes with issue date March 11, 2013

64.
$1,234,000 High/Low Coupon Callable Yield Notes due September 11, 2014 Linked to the Performance of the Russell 2000® Index, the United States Oil Fund, LP and the Market Vectors Gold Miners ETF (CUSIP no. 22546TY96), issued by Credit Suisse AG, acting through its Nassau Branch

65.
$52,673,000 Enhanced Participation Equity Securities due July 1, 2015 Linked to the Performance of the EURO STOXX 50® Index (CUSIP no. 22546T2Z3), issued by Credit Suisse AG, acting through its Nassau Branch

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